WARRANT LIABILITY	3 Months Ended
Jun. 30, 2022
Warrant Liability
WARRANT LIABILITY

NOTE 12. WARRANT LIABILITY

Below is the roll-forward of warrants issued by entity (see Note 10, “Unsecured Notes Payable”):

	PBI
	Exercise Price	Warrants	Amount
			In 000’$
Warrants outstanding, April 1, 2022	$6.64	33,888	$33
Exercise of warrants as of June 30, 2022	$6.64	–	–
Fair value adjustment as of June 30, 2022 (1) (2)	–	–	(1)
Warrants outstanding, June 30, 2022	$6.64	33,888	$32

(1)	Portage warrant liability valued at contract price, adjusted for fair value using the Black-Scholes model.

The Black-Scholes assumptions used in the fair value calculation of the warrants as of June 30, 2022 were:

Risk free rate: 1.72%

Expected Dividend: $0

Expected Life: 0.28 years

Volatility: 65.49%

(2)	The Company recognized a gain of $0.1 million and $0.4 million in the three months ended June 30, 2022 and 2021, respectively, to reflect the change in fair value of the underlying warrants. The warrants expire in October 2022.